UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2007

ARGYLE SECURITY ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza, Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 828-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

On July 30, 2007, the stockholders of Argyle Security Acquisition Corporation (“Argyle”) approved Argyle's previously announced proposed acquisition of ISI Security Group, a solutions provider in the physical security industry. Stockholders also approved an amendment to Argyle Security Acquisition Corporation's Certificate of Incorporation to change its name to "Argyle Security, Inc." The transaction closed on July 31, 2007.

At the meeting, Argyle’s stockholders also approved Argyle's 2007 Omnibus Incentive Compensation Plan, and an amendment to Argyle’s certificate of incorporation to remove certain provisions from the certificate that were no longer applicable after the business combination was consummated.

Item 9.01       Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2007	ARGYLE SECURITY ACQUISITION CORPORATION

	By:	/s/ Bob Marbut
Bob Marbut
Chairman and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 30, 2007